Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Aggressive Growth Portfolio, Blue Chip Portfolio, Contrarian Value Growth Portfolio, Dreman Financial Services Portfolio, Dreman High Return Portfolio, INVESCO Dynamic Growth Portfolio, Eagle Focused Large Cap Growth Portfolio, Focus Value + Growth Portfolio, Global Blue Chip Portfolio, Government Securities Portfolio, Janus Growth & Income Portfolio, Janus Growth Opportunity Portfolio, Growth Portfolio, High Income Portfolio, Index 500 Portfolio, International Select Equity Portfolio, Investment Grade Bond Portfolio, Turner Mid Cap Growth Portfolio, Money Portfolio, Small Cap Growth Portfolio, Dreman Small Cap Value Portfolio, Oak Strategic Equity Portfolio, Strategic Income Portfolio, Technology Growth Portfolio, Total Return Portfolio, Davis Venture Vale Portfolio, a series of Scudder Variable Series II, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




February 27, 2004                                /s/Richard T. Hale

                                                 Richard T. Hale
                                                 Chief Executive Officer
                                                 Aggressive Growth Portfolio,
                                                 Blue Chip Portfolio,
                                                 Contrarian Value Growth
                                                 Portfolio, Dreman Financial
                                                 Services Portfolio, Dreman
                                                 High Return Portfolio,
                                                 INVESCO Dynamic Growth
                                                 Portfolio, Eagle Focused Large
                                                 Cap Growth Portfolio, Focus
                                                 Value + Growth Portfolio,
                                                 Global Blue Chip Portfolio,
                                                 Government Securities
                                                 Portfolio, Janus Growth &
                                                 Income Portfolio, Janus Growth
                                                 Opportunity Portfolio, Growth
                                                 Portfolio, High Income
                                                 Portfolio, Index 500
                                                 Portfolio, International
                                                 Select Equity Portfolio,
                                                 Investment Grade Bond
                                                 Portfolio, Turner Mid Cap
                                                 Growth Portfolio, Money
                                                 Portfolio, Small Cap Growth
                                                 Portfolio, Dreman Small Cap
                                                 Value Portfolio, Oak Strategic
                                                 Equity Portfolio, Strategic
                                                 Income Portfolio, Technology
                                                 Growth Portfolio, Total Return
                                                 Portfolio, Davis Venture Vale
                                                 Portfolio, a series of Scudder
                                                 Variable Series II

                                             Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Aggressive Growth Portfolio, Blue Chip Portfolio, Contrarian Value Growth Portfolio, Dreman Financial Services Portfolio, Dreman High Return Portfolio, INVESCO Dynamic Growth Portfolio, Eagle Focused Large Cap Growth Portfolio, Focus Value + Growth Portfolio, Global Blue Chip Portfolio, Government Securities Portfolio, Janus Growth & Income Portfolio, Janus Growth Opportunity Portfolio, Growth Portfolio, High Income Portfolio, Index 500 Portfolio, International Select Equity Portfolio, Investment Grade Bond Portfolio, Turner Mid Cap Growth Portfolio, Money Portfolio, Small Cap Growth Portfolio, Dreman Small Cap Value Portfolio, Oak Strategic Equity Portfolio, Strategic Income Portfolio, Technology Growth Portfolio, Total Return Portfolio, Davis Venture Vale Portfolio, a series of Scudder Variable Series II, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




February 27, 2004                                /s/Charles A. Rizzo

                                                 Charles A. Rizzo
                                                 Chief Financial Officer
                                                 Aggressive Growth Portfolio,
                                                 Blue Chip Portfolio,
                                                 Contrarian Value Growth
                                                 Portfolio, Dreman Financial
                                                 Services Portfolio, Dreman
                                                 High Return Portfolio,
                                                 INVESCO Dynamic Growth
                                                 Portfolio, Eagle Focused Large
                                                 Cap Growth Portfolio, Focus
                                                 Value + Growth Portfolio,
                                                 Global Blue Chip Portfolio,
                                                 Government Securities
                                                 Portfolio, Janus Growth &
                                                 Income Portfolio, Janus Growth
                                                 Opportunity Portfolio, Growth
                                                 Portfolio, High Income
                                                 Portfolio, Index 500
                                                 Portfolio, International
                                                 Select Equity Portfolio,
                                                 Investment Grade Bond
                                                 Portfolio, Turner Mid Cap
                                                 Growth Portfolio, Money
                                                 Portfolio, Small Cap Growth
                                                 Portfolio, Dreman Small Cap
                                                 Value Portfolio, Oak Strategic
                                                 Equity Portfolio, Strategic
                                                 Income Portfolio, Technology
                                                 Growth Portfolio, Total Return
                                                 Portfolio, Davis Venture Vale
                                                 Portfolio, a series of Scudder
                                                 Variable Series II